UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2019

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
(Exact name of registrant as specified in its charter)
New Jersey (State or other jurisdiction of incorporation)	001-09120 (Commission File Number)	22-2625848 (I.R.S. Employer Identification No.)
80 Park Plaza
Newark, New Jersey 07102
(Address of principal executive offices) (Zip Code)
973-430-7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Common Stock without par value	PEG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                   [    ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 8.01. Other Events

On June 5, 2019, Public Service Enterprise Group Incorporated (“PSEG”) completed a public offering of $750.0 million aggregate principal amount of its 2.875% Senior Notes due 2024 (the “Notes”). The Notes were offered and sold by PSEG pursuant to a registration statement on Form S-3 (File No. 333-221638) (the “Registration Statement”) and the related Prospectus dated November 17, 2017 and Prospectus Supplement dated June 3, 2019. The Notes were issued pursuant to an underwriting agreement (the “Underwriting Agreement”), dated June 3, 2019, between PSEG and Barclays Capital Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein (the “Underwriters”). Pursuant to the Underwriting Agreement and subject to the terms and conditions expressed therein, PSEG agreed to sell the Notes to the Underwriters, and the Underwriters agreed to purchase the Notes for resale to the public. The Underwriting Agreement is filed as Exhibit 1 hereto. The Notes are governed by an indenture, dated as of November 1, 1998 (the “Indenture”), between PSEG and U.S. Bank National Association, as successor trustee. The Indenture and the form of Note are filed as Exhibits 4-1 and 4-2 hereto, respectively. The Underwriting Agreement, Indenture and the form of Note are incorporated by reference into the Registration Statement.

In connection with the offering of the Notes, PSEG is filing herewith as Exhibit 5 an opinion of Shawn P. Leyden, Vice President and Deputy General Counsel of PSEG Services Corporation, addressing the legality of the Notes. Such opinion is incorporated by reference into the Registration Statement.

Item 9.01. Financial Statements and Exhibits

Exhibit 1	Underwriting Agreement, dated June 3, 2019, between PSEG and Barclays Capital Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein.

Exhibit 4-1	Indenture dated as of November 1, 1998 between PSEG and U.S. Bank National Association (as successor to First Union National Bank), as Trustee (incorporated by reference to Exhibit 4(f) to the Annual Report on Form 10-K for the year ended December 31, 1998, File No. 001-09120).

Exhibit 4-2	Form of Note.

Exhibit 5	Opinion of Shawn P. Leyden, Vice President and Deputy General Counsel of PSEG Services Corporation, addressing the legality of the Notes.

Exhibit 23	Consent of Shawn P. Leyden, Vice President and Deputy General Counsel of PSEG Services Corporation (included in Exhibit 5).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED (Registrant)
By:	/s/ Rose M. Chernick
Rose M. Chernick Vice President and Controller (Principal Accounting Officer)

Date: June 5, 2019

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